EXHIBIT (99.1)

News Release

Ecolab Inc.

1 Ecolab Place

St. Paul, Minnesota 55102

ECOLAB ANNOUNCES OFFERS TO EXCHANGE CERTAIN OF ITS OUTSTANDING NOTES FOR UP TO $500 MILLION OF ITS 2.750% NOTES DUE 2055 AND CASH

ST. PAUL, Minn. – Aug. 9, 2021 – Ecolab Inc. (“Ecolab”) (NYSE: ECL) today announced that it has commenced offers (the “Exchange Offers”) to certain eligible holders to exchange its outstanding notes of the four series described in the table below (collectively, the “Old Notes”) for up to $500 million aggregate principal amount (the “Exchange Cap”) of its newly issued 2.750% Notes due 2055 (the “New Notes”) and cash. The New Notes will be a further issuance of, and will be in addition to, the 2.750% notes due 2055 (the “Original 2055 Notes”) that Ecolab expects to issue for cash on August 18, 2021, in the aggregate principal amount of $300 million.

The Exchange Offers will proceed on the terms and subject to the conditions set forth in a confidential offering memorandum dated August 9, 2021 (the “Confidential Offering Memorandum”) and related letter of transmittal (together, the “Exchange Offer Documents”).

The following table summarizes terms material to the determination of the consideration to be received in the Exchange Offers:

						Composition of Hypothetical Total Exchange Consideration(3)
CUSIP No.	Title of Series	Outstanding Principal Amount	Acceptance Priority Level(1)	Reference U.S. Treasury Security(2)	Fixed Spread (Basis points)	Cash Amount(4)	New Notes Amount
278865 AM2	5.500% Notes due 2041	$457,953,000	1	2.250% UST due May 15, 2041	+60	$480.79	$1,000.00
278865 BA7	3.950% Notes due 2047	$700,000,000	2	1.875% UST due February 15, 2051	+60	$256.69	$1,000.00
278865 AW0	3.700% Notes due 2046	$250,000,000	3	1.875% UST due February 15, 2051	+60	$203.53	$1,000.00
278865 BE9	4.800% Notes due 2030	$750,000,000	4	1.625% UST due May 15, 2031	+50	$329.72	$900.00

(1)

Ecolab will accept Old Notes in the order of their respective Acceptance Priority Level specified in the table above (each, an “Acceptance Priority Level,” with 1 being the highest Acceptance Priority Level and 4 being the lowest Acceptance Priority Level), subject to the Exchange Cap and the other terms and conditions described in the Exchange Offer Documents.

(2)

The Reference U.S. Treasury Security used to determine the Total Exchange Consideration (as defined in the Confidential Offering Memorandum and determined in accordance with the formula set forth in Annex A of the Confidential Offering Memorandum) for the applicable series of Old Notes, as displayed on the Bloomberg Government Pricing Monitor Page FIT1.

(3)

To be paid in New Notes and cash per $1,000 principal amount of Old Notes as described in the Exchange Offer Documents, which Cash Amount (as defined below) is subject to adjustment upon the terms and conditions contained in the Exchange Offer Documents, including the Adjusted Cash Amount (as defined in the Confidential Offering Memorandum), which is reduced by $50.00 (the “Early Participation Amount”) to the extent that Eligible Holders validly tender Old Notes of any series after the Early Participation Date (as defined below) and before the Expiration Date (as defined below). Hypothetical Total Exchange Consideration was calculated using a reference yield as of 2:00 p.m., New York City time, on August 9, 2021, assuming an Early Participation Settlement Date (as defined below) of August 24, 2021. Actual amounts will be determined at the Pricing Time (as defined below). Does not reflect any accrued and unpaid interest. Ecolab will pay accrued and unpaid interest on the Old Notes up to, but not including, the applicable Settlement Date, which will be reduced by the interest accrued from August 18, 2021, the initial issuance date of the Original 2055 Notes up to, but not including the applicable Settlement Date, as further described in the Exchange Offer Documents. The first interest payment for the New Notes will include accrued interest from August 18, 2021.

(4)

Cash Amounts are shown for illustrative purposes only. Prices will be determined at the Pricing Time. The Cash Amounts do not include accrued and unpaid interest on the Old Notes accepted for exchange, which will be payable in addition to the applicable Total Exchange Consideration.

The Exchange Offers will expire at 11:59 p.m. (New York City time) on September 3, 2021 (as the same may be extended, the “Expiration Date”). Subject to the Acceptance Priority Levels and proration procedures described in the Exchange Offer Documents, holders who validly tender and do not validly withdraw Old Notes at or prior to 5:00 p.m., New York City time, on August 20, 2021, unless extended for an Exchange Offer (the “Early Participation Date”), and whose tenders are accepted for exchange by Ecolab, will receive for each $1,000 principal amount of Old Notes the applicable Total Exchange Consideration (without deduction of the Early Participation Amount from the Adjusted Cash Amount) on the applicable Early Participation Settlement Date (as defined in the Confidential Offering Memorandum), which is expected to be August 24, 2021. Subject to the Acceptance Priority Levels and proration procedures described in the Exchange Offer Documents, holders who validly tender and do not validly withdraw Old Notes after the applicable Early Participation Date but at or prior to the Expiration Date, and whose Old Notes are accepted for exchange by Ecolab, will receive for each $1,000 principal amount of Old Notes the applicable Total Exchange Consideration (with a deduction of the Early Participation Amount from the Adjusted Cash Amount). Old Notes tendered for exchange at or prior to the applicable Early Participation Date will have priority over Old Notes tendered for exchange after the applicable Early Participation Date. The Old Notes accepted for exchange on any Settlement Date will be accepted in the order of priority set forth in the table above with 1 being the higher acceptance priority level.

The Total Exchange Consideration for Old Notes validly tendered and accepted for exchange by Ecolab, will consist of (i) a principal amount of New Notes applicable to such tendered Old Notes and (ii) a cash payment (as it may be adjusted as provided in the Confidential Offering Memorandum, the “Cash Amount”) in the respective amount referenced below:

Series of Old Notes	Principal Amount of New Notes	Cash Amount
5.500% Notes due 2041	$1,000	Total Exchange Consideration less $1,000 principal amount of New Notes
3.950% Notes due 2047	$1,000	Total Exchange Consideration less $1,000 principal amount of New Notes
3.700% Notes due 2046	$1,000	Total Exchange Consideration less $1,000 principal amount of New Notes
4.800% Notes due 2030	$900	Total Exchange Consideration less $900 principal amount of New Notes

Ecolab may, at its option, elect to increase or decrease the principal amount of New Notes exchangeable for each $1,000 principal amount of the applicable Old Notes tendered and accepted pursuant to the applicable Exchange Offer by up to $100 per $1,000 principal amount. Any such election will be announced as soon as reasonably practicable after the Pricing Time.

As further described in the Exchange Offer Documents, the applicable Total Exchange Consideration will be determined at 10:00 a.m., New York City time, on August 23, 2021 (the “Pricing Time”) based upon the discounted value of the remaining payments of principal and interest on the Old Notes through the par call date, in the case of the Old 2047 Notes, the Old 2046 Notes and the Old 2030 Notes, and to the maturity date, in the case of the Old 2041 Notes, using a yield equal to the sum of bid-side yield on the reference U.S. treasury security identified in the first table above plus the fixed spread set forth in such table.

The “Early Participation Settlement Date” will be promptly following the Early Participation Date and is expected to be on August 24, 2021, which is the second business day after the Early Participation Date. The “Final Settlement Date” will be promptly following the Expiration Date and is expected to be September 8, 2021, which is the second business day after the Expiration Date. The Early Participation Settlement Date and the Final Settlement Date are each referred to herein as the “Settlement Dates.”

Although participants in the Exchange Offers will not hold New Notes prior to the applicable Settlement Date, the first interest payment on the New Notes will include the interest accrued from August 18, 2021, the expected issuance date of the Original 2055 Notes, to the applicable Settlement Date. Further, each holder whose Old Notes are accepted for exchange by Ecolab will receive a cash payment (reduced as described in the following sentence) representing interest, if any, that has accrued from the most recent interest payment date in respect of the Old Notes up to, but not including, the applicable Settlement Date; provided, that holders of Old Notes will not receive accrued and unpaid interest that is due and payable on the applicable Settlement Date if the accrued and unpaid interest that is due and payable on the applicable settlement date on the New Notes exceeds the accrued and unpaid interest that is due and payable on the applicable settlement date on such Old Notes. Interest payable on Old Notes up to, but not including, the applicable Settlement Date will be reduced by the interest accrued on the New Notes up to, but not including, the applicable Settlement Date.

Old Notes tendered may be validly withdrawn at any time at or prior to 5:00 p.m. (New York City time) on August 20, 2021 (the “Withdrawal Deadline”), provided that Ecolab may extend the Early Participation Date with respect to any Exchange Offer without extending the Withdrawal Deadline, unless required by law. Old Notes tendered after the Withdrawal Deadline may not be withdrawn, except where additional withdrawal rights are required by law (as determined by Ecolab in its sole discretion).

Only holders who have duly completed and submitted an eligibility letter (which may be found at www.dfking.com/ecolab) will be authorized to receive the Exchange Offer Documents and participate in the Exchange Offers. The eligibility letters will include certifications that the holder is either (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a non-“U.S. person” (as defined in Rule 902 under the Securities Act) located outside of the United States who is (i) not acting for the account or benefit of a U.S. person, (ii) a “non-U.S. qualified offeree” (as defined in the Exchange Offer Documents), and (iii) not resident in Canada.

Consummation of the Exchange Offers is subject to a number of conditions as set forth in the Confidential Offering Memorandum relating to the Exchange Offers.

If and when issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Ecolab will enter into a registration rights agreement with respect to the New Notes and the Original 2055 Notes.

D.F. King & Co., Inc. will act as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to D.F. King & Co., Inc. at (800) 431-9645 (toll free) or (212) 269-5550 (collect) or ecolab@dfking.com (email). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes or New Notes. The Exchange Offers are being made solely pursuant to the Exchange Offer Documents. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of Ecolab by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding COVID-19 pandemic trends, the U.S. and global economic recovery, inflation, and our financial and business performance and prospects, including sales, earnings, pricing and new business. These statements are based on the current expectations of management of the company. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. With respect to the COVID-19 pandemic, numerous factors will determine the extent of the impact on our business, including the severity of the disease, the duration of the outbreak, the distribution and efficacy of vaccines, the likelihood of a resurgence of the outbreak, including as a result of emerging variants, actions that may be taken by governmental authorities intended to minimize the spread of the pandemic or to stimulate the economy and other unintended consequences.

Additional risks and uncertainties that may affect operating results and business performance are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (the “SEC”), and include the effects and duration of the COVID-19 pandemic; the vitality of the markets we serve; the impact of economic factors such as the worldwide economy, capital flows, interest rates, foreign currency risk, and reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar; our ability to execute key business initiatives, including restructurings and our Enterprise Resource Planning system upgrades; potential information technology infrastructure failures or breaches in data security; potential to incur significant tax liabilities or indemnification liabilities relating to the separation and split-off of our ChampionX business; our ability to attract, retain and develop high caliber management talent to lead our business and successfully execute organizational change; our ability to successfully compete with respect to value, innovation and customer support; exposure to global economic, political and legal risks related to our international operations; difficulty in procuring raw materials or fluctuations in raw material costs; pressure on operations from consolidation of customers or vendors; the costs and effects of complying with laws and regulations, including those relating to the environment and to the manufacture, storage, distribution, sale and use of our products, as well as to the conduct of our business generally, including labor and employment and anti-corruption; restraints on pricing flexibility due to contractual obligations; our ability to acquire complementary businesses and to effectively integrate such businesses; changes in tax laws and unanticipated tax liabilities; potential loss of deferred tax assets; our indebtedness, and any failure to comply with covenants that apply to our indebtedness; public health outbreaks, epidemics or pandemics, such as the current outbreak of COVID-19; potential losses arising from the impairment of goodwill or other assets; potential chemical spill or release; the occurrence of litigation or claims, including class action lawsuits; the loss or insolvency of a major customer or distributor; repeated or prolonged government and/or business shutdowns or similar events; acts of war or terrorism; natural or man-made disasters; water shortages; severe weather conditions; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations, except as required by law.

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Contacts:

Michael J. Monahan(651) 250-2809

Nate Brochmann(651) 250-3837

Andrew C. Hedberg(651) 250-2185

(ECL-C)